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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 25, 2004


                              ACE SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                    333-110039             56-2088493
------------------------------        ------------        --------------------
 (STATE OR OTHER JURISDICTION         (COMMISSION          (I.R.S. EMPLOYER
      OF INCORPORATION)               FILE NUMBER)        IDENTIFICATION NO.)

6525 Morrison Blvd.,
Suite 318
Charlotte, North
Carolina                                                   28211
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    (ADDRESS OF PRINCIPAL                               (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (704) 365-0569.






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Item 5.  OTHER EVENTS.
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Description of the Mortgage Pool

                  On or about February 27, 2004, the Registrant will cause the issuance and sale of approximately $446,456,000 initial principal amount of ACE Securities Corp. Home Equity Loan Trust, Series 2004-HS1 Asset Backed Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of February 1, 2004, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, Ocwen Federal Bank as servicer and JPMorgan Chase Bank USA, as trustee.

Collateral Term Sheets

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Collateral Term Sheets") in written form, which are in the nature of data tables.

                  The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) FINANCIAL STATEMENTS.

                   Not applicable.

          (b) PRO FORMA FINANCIAL INFORMATION.

                   Not applicable.

          (c) EXHIBITS



                 ITEM 601(a) OF
                 REGULATION S-K
 EXHIBIT NO.      EXHIBIT NO.               DESCRIPTION
 -----------      -----------               -----------
      1               99.1                  Collateral Term Sheets (as defined
                                            in Item 5) that have been provided
                                            by the Underwriter to certain
                                            prospective purchasers of ACE
                                            Securities Corp. Home Equity Loan
                                            Trust, Series 2004-HS1. The
                                            Collateral Term Sheets have been
                                            filed on paper pursuant to a
                                            continuing hardship exemption from
                                            certain electronic requirements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2004

                                       ACE SECURITIES CORP.


                                       By: /s/ Douglas K. Johnson
                                           -------------------------------
                                       Name:   Douglas K. Johnson
                                       Title:  President

                                       By: /s/ Evelyn Echevarria
                                           -------------------------------
                                       Name:   Evelyn Echevarria
                                       Title:  Vice President

                                  EXHIBIT INDEX



                  Item 601(a) of   Sequentially
                  Regulation S-K   Numbered
Exhibit Number    Exhibit No.      Description                             Page
--------------    -----------      -----------                             ----
1                 99.1             Collateral Term Sheets. The               6
                                   Preliminary Structural and
                                   Collateral Term Sheet has been filed
                                   on paper pursuant to a continuing
                                   hardship exemption from certain
                                   electronic requirements.